SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2007 (February 6, 2007)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sale of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1 AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT
EX-4.1 FORM OF WARRANT
EX-99.1 PURCHASE AGREEMENT
EX-99.2 FORM OF REGISTRATION RIGHTS AGREEMENT
EX-99.3 PRESS RELEASE DATED 2-9-07

Item 1.01 Entry into a Material Definitive Agreement.
     (a) Securities Purchase Transaction.
          On February 9, 2007, Verso Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement with a certain purchaser signatory thereto (the “Purchase Agreement”) pursuant to which the Company agreed to sell in a private placement to such purchaser 750,000 shares of the Company’s common stock (the “Common Stock”) and warrants to acquire 375,000 shares of Common Stock (the “Investor Warrants”) for an aggregate purchase price of $750,000.
          The private placement of securities contemplated by the Purchase Agreement is on substantially the same terms as the Securities Purchase Agreements dated as of January 30, 2007, February 2, 2007 and February 5, 2007 among the Company and the purchasers signatory thereto pursuant to which the Company sold to the purchasers parties thereto an aggregate of 4,250,000 shares of Common Stock and warrants on substantially the same terms as the Investor Warrants to acquire 2,125,000 shares of Common Stock for an aggregate purchase price of $4,250,000, all as further described in the Current Reports on Form 8-K filed by the Company on January 31, 2007 and February 6, 2007.
          The Investor Warrants are exercisable over a 5-year period commencing with their issuance at a per share exercise price equal to $1.25. The exercise price of the Investor Warrants, but not the number of shares of Common Stock issuable upon exercise thereof, is subject to adjustment in the event of certain dilutive issuances.
          In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement with the purchaser party to the Purchase Agreement dated as of February 9, 2007 (the “Registration Rights Agreement”), pursuant to which the Company granted to such purchaser certain registration rights with respect to the shares of Common Stock sold (including the shares of Common Stock issuable upon exercise of the Investor Warrants) under the Purchase Agreement.
          The Company closed the transactions contemplated by the Purchase Agreement on February 9, 2007.
          On February 9, 2007, the Company issued a press release regarding the private placement.
          The Purchase Agreement, the form of Investor Warrant, the form of Registration Rights Agreement and the press release issued by the Company are filed as exhibits hereto and the descriptions contained herein are qualified entirely by reference to such exhibits, which are incorporated herein by reference.
          The securities offered in connection with the private placement will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     (b) Amendment to Asset Purchase Agreement.
          On February 7, 2007, the Company entered into Amendment No. 2 (“Amendment No. 2”), effective as of January 31, 2007, to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) entered into by the Company with Paradyne Networks, Inc. (“Paradyne”) and, for certain limited purposes, Zhone Technologies, Inc., Paradyne’s parent (“Zhone”), dated as of December 29, 2006, as previously amended by Amendment No. 1 thereto, which Amendment No. 2 memorialized, with some modification, the parties agreement in principle described in the Company’s Current Report on Form 8-K filed on January 31, 2007. The original Asset Purchase Agreement, as amended by Amendment No. 1, required the Company to pay Paradyne by January 31, 2007 $1.5 million in exchange for the assignment to the Company of certain intellectual property. As a result of entering into Amendment No. 2, the Company is obligated to pay Paradyne $1,250,000 in exchange for the assignment to the Company of the intellectual property, of which $1.0 million was paid on January 31, 2007 (as previously reported) and $250,000 is payable on March 30, 2007, and upon such payment Paradyne will so assign such intellectual property. In addition, pursuant to Amendment No. 2, the Company is obligated to pay to Paradyne $250,000 no later than June 29, 2007 in exchange for Paradyne’s sale to the Company upon receipt of such payment of certain manufacturing equipment previously required to be sold in connection with the payment for the intellectual property. Amendment No. 2 also amends the terms of the covenant not to compete to which Zhone and Paradyne (and their respective controlled affiliates) are bound in light of the amended payment terms described above.
          Amendment No. 2 is filed as an exhibit hereto and the description contained herein is qualified entirely by reference to such amendment, which is incorporated herein by reference.
Item 3.02 Unregistered Sale of Equity Securities.
     The shares of Common Stock and Investor Warrants issued pursuant to the Purchase Agreement were issued without registration under the Securities Act, in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act (“Section 4(2)”). The Company based such reliance upon representations made by the purchaser party to the Purchase Agreement regarding its investment intent, sophistication and status as an “accredited investor” within the meaning of Rule 501(a)(3) promulgated under Regulation D of the Securities Act, among other things.
     Following the closing of the transactions contemplated by the Purchase Agreement described in Item 1.01 above, the exercise price of the Series A Warrants to purchase shares of Common Stock issued by the Company on February 4, 2005 was reduced to $2.49 per share in accordance with the terms thereof.
     On February 6, 2007, the Company issued to the former shareholders of WSECI, Inc. (the “WSECI Shareholders”) an aggregate of 62,950 shares of Common Stock constituting contingent consideration which WSECI, Inc. become entitled to receive pursuant to the Asset Purchase Agreement dated as of February 23, 2005 among the Company, WSECI, Inc. and the WSECI Shareholders signatory thereto. The shares were issued without registration under the Securities

Act in reliance upon the exemption from registration set forth in Section 4(2). The Company based such reliance upon factual representations made to the Company by the WSECI Shareholders regarding their investment intent and sophistication, among other things.
Item 9.01 Financial Statements and Exhibits.

(a) — (b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information. None

(c)	Shell Company Transactions. None.

(d)	Exhibits. The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated: February 12, 2007

EXHIBIT INDEX

2.1	Amendment No. 2 to Asset Purchase Agreement, dated as of February 7, 2007, among the Company, Paradyne Networks, Inc. and Zhone Technologies, Inc.

4.1	Form of Warrant to purchase shares of the Company’s common stock dated February 9, 2007 issued pursuant to the Securities Purchase Agreement among the Company and the purchaser signatory thereto dated as of February 9, 2007 (the “Purchase Agreement”).

99.1	Purchase Agreement.

99.2	Form of Registration Rights Agreement dated as of February 9, 2007 entered into in connection with Purchase Agreement.

99.3	Press Release dated February 9, 2007.